                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-80417, 333-59441, 333-53753, 333-39159 and 333-02979) of our
report dated February 14, 2003, with respect to the consolidated financial statements and schedule of Westinghouse Air Brake Technologies Corporation, included in this Annual Report (Form 10-K) for the year ended December 31, 2002.

/s/ ERNST & YOUNG LLP
March 31, 2003